     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 1998
                                                     REGISTRATION NO. 333-
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            KRAUSE'S FURNITURE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                           5710                          77-0310773
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYEE
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                             200 NORTH BERRY STREET
                          BREA, CALIFORNIA 92821-3903
                                 (714) 990-3100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                PHILIP M. HAWLEY
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            KRAUSE'S FURNITURE, INC.
                             200 NORTH BERRY STREET
                          BREA, CALIFORNIA 92821-3903
                                 (714) 990-3100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                  COPIES OF ALL COMMUNICATIONS TO BE SENT TO:

           JUDITH OLSON LASKER, ESQ.                          STEVEN D. PIDGEON, ESQ.
            KRAUSE'S FURNITURE, INC.                          MICHAEL B. MALEDON, ESQ.
            200 NORTH BERRY STREET,                         J. MICHAEL CHRISTOPHER, ESQ.
          BREA, CALIFORNIA 92821-3903                            SNELL & WILMER LLP
                  714-990-3100                                   ONE ARIZONA CENTER
                      AND                                   PHOENIX, ARIZONA 85004-0000
            MICHAEL J. CONNELL, ESQ.                                602-382-6000
            MORRISON & FOERSTER LLP
             555 WEST FIFTH STREET
       LOS ANGELES, CALIFORNIA 90013-1024
                  213-892-5200

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this registration statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-43111

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                        CALCULATION OF REGISTRATION FEE

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
=================================================================================================================================
TITLE OF EACH CLASS OF                                                                                            AMOUNT OF
SECURITIES                       AMOUNT TO BE       PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGREGATE       REGISTRATION
TO BE REGISTERED                REGISTERED(1)           PRICE PER UNIT(1)            OFFERING PRICE(1)              FEE(1)
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value
 $.001.....................     220,000 shares                $3.00                      $660,000                  $194.70
=================================================================================================================================

(1) Estimated solely for purpose of calculating the amount of the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

================================================================================

                                EXPLANATORY NOTE

This registration statement is being filed with respect to the registration of additional shares of Common Stock, $.001 par value, of Krause's Furniture, Inc., a Delaware corporation (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b) and the provisions of General Instruction V of Form S-1, the contents of the Registration Statement of the Company on Form S-1 (File No. 333-43111), including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Brea, County of Orange, State of California, on March 31, 1998.

                                       KRAUSE'S FURNITURE, INC.

                                       By:       /s/ ROBERT A. BURTON

                                         ---------------------------------------
                                                    Robert A. Burton
                                             Senior Vice President and Chief
                                                     Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-1 has been signed on March 31, 1998 by the following persons or their respective attorneys-in-fact in the capacities indicated.

                      SIGNATURE                                               TITLE
                      ---------                                               -----

/s/ PHILIP M. HAWLEY  *                                Chairman of the Board and Chief Executive Officer
-----------------------------------------------------
Philip M. Hawley

/s/ ROBERT A. BURTON                                   Senior Vice President and Chief Financial Officer
-----------------------------------------------------  (Principal Financial Officer, Principal Accounting
Robert A. Burton                                       Officer)

/s/ THOMAS M. DELITTO  *                               Vice Chairman of the Board
-----------------------------------------------------
Thomas M. DeLitto

/s/ KAMAL G. ABDELNOUR  *                              Director
-----------------------------------------------------
Kamal G. Abdelnour

/s/ JEFFREY H. COATS  *                                Director
-----------------------------------------------------
Jeffrey H. Coats

/s/ PETER H. DAILEY  *                                 Director
-----------------------------------------------------
Peter H. Dailey

/s/ JOHN A. GAVIN  *                                   Director
-----------------------------------------------------
John A. Gavin

*By: /s/ ROBERT A. BURTON

     ----------------------------------
              Robert A. Burton
              Attorney-In-Fact

             EXHIBIT INDEX

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
  5.1      Opinion of Morrison & Foerster LLP with respect to legality.
 23.1      Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 5.1).
 23.2      Consent of Ernst & Young LLP, Independent Auditors.
 23.3      Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 24.1      Power of Attorney. Reference is made to page II-7 of
           Registrant's Form S-1 dated December 23, 1997 (File No.
           333-43111).
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